ALPS SERIES TRUST
1290 Broadway, Suite 1100
Denver, CO 80203

December 18, 2015

VIA EDGAR

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	ALPS Series Trust (the “Registrant”) (File Nos. 333-183945 and 811-22747), on behalf of its series, Valspresso Green Zone Select™ Tactical Fund (the “Fund”)

Dear Mr. Grzeskiewicz:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated December 2, 2015, to the prospectus dated February 27, 2015, with respect to the Fund. The purpose of this filing is to submit the 497(e) filing dated December 2, 2015 in XBRL for the Fund.

If you have any questions concerning the foregoing, please contact me at 303.623.2577.

Sincerely,

/s/ JoEllen L. Legg
JoEllen L. Legg, Esq.
Secretary